UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 12, 2004

P & F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5332	22-1657413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Smith Street, Farmingdale, New York		11735
(Address of principal executive offices)		(Zip Code)

(631) 694-1800
(Registrant’s telephone number, including area code)

Item 7.  Financial Statement and Exhibits.

(c)                                  Exhibits:

The following exhibit is filed herewith:

99.1                           Press Release dated August 12, 2004 regarding the second quarter 2004 earnings of P & F Industries, Inc.

Item 12.  Results of Operations and Financial Condition.

On August 12, 2004, P & F Industries, Inc. (the “Company”) reported second quarter 2004 earnings. For additional information regarding the Company’s second quarter 2004 earnings, please refer to the press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The information in the Press Release is being furnished, not filed, pursuant to this Item 12.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

P & F INDUSTRIES, INC.

	By:	/s/ Joseph A. Molino, Jr.
		Name:	Joseph A. Molino, Jr.
		Title:	Vice President

Date: August 18, 2004

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued August 12, 2004 regarding the Company’s second quarter 2004 earnings.